As filed with the Securities and Exchange Commission on May 22, 1995


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): May 18, 1995


                               RJR Nabisco, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


         1-6388                                         56-0950247
  (Commission file number)                (I.R.S. Employer Identification No.)

                          1301 Avenue of the Americas
                           New York, New York 10019
                               (212) 258-5600
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5.   Other Events

     The press release of RJR Nabisco, Inc. (the "Company") dated May 18, 1995, filed herewith as Exhibit 1, and the Company's advertisement dated May 19, 1995, filed herewith as Exhibit 2, are herein incorporated by reference.

Item 7.   Financial Statements and Exhibits

               Exhibits

               1.  Press Release of RJR Nabisco, Inc. dated May 18, 1995.

               2.  Advertisement of RJR Nabisco, Inc. dated May 19, 1995.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of New York on May 19, 1995.


                                                RJR NABISCO, INC.



                                                By: /s/ Jo-Ann Ford
                                                   ----------------------------
                                                     Jo-Ann Ford
                                                     Senior Vice President, Law
                                                       and Secretary